EXHIBIT 99.1      PRESS RELEASE

PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACT:

Eldon R. Mette
President and Chief Executive Officer
PFSB Bancorp, Inc.
(573) 769-2134



                               PFSB BANCORP, INC.
                        ANNOUNCES DATE OF ANNUAL MEETING

      Palmyra, Missouri -- November 8, 2001. PFSB Bancorp, Inc. (OTCBB - PFSI), announced today that the corporation's annual meeting of stockholders will be held on January 25, 2001.

      PFSB Bancorp, Inc. is the holding company for Palmyra Savings headquartered in Palmyra, Missouri.